UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2012

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 9, 2012, Douglas Dynamics, Inc. (the “Company”) and its subsidiaries, Douglas Dynamics, L.L.C. (“DD LLC”), Douglas Dynamics Finance Company (“DD Finance”) and Fisher, LLC (together with DD LLC and DD Finance, the “Borrowers”), entered into a First Amendment (the “Amendment”) to the Amended and Restated Credit and Guaranty Agreement (the “Agreement”), dated as of April 18, 2011, among the Company, the Borrowers and the banks and financial institutions listed in the Agreement.

The Amendment increased the aggregate principal amount of the senior secured revolving credit facility under the Agreement by $10.0 million, to a total of $80.0 million, and reduced the amount available under the accordion feature of the Agreement from $40.0 million to $30.0 million.  The Amendment also reduced the interest rates payable on borrowings under the Agreement by .50% per annum, and extended the final maturity date of the Agreement by one year, from April 18, 2016 to April 17, 2017.

The preceding summary of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibit is being filed herewith:

(10.1)                First Amendment, dated as of November 9, 2012, to the Amended and Restated Credit and Guaranty Agreement, dated as of April 18, 2011, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company and Fisher, LLC, as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC, as sole bookrunner and sole lead arranger, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2012

DOUGLAS DYNAMICS, INC.

By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial
Officer and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Current Report on Form 8-K

Dated November 9, 2012

Exhibit
Number

(10.1)

First Amendment, dated as of November 9, 2012, to the Amended and Restated Credit and Guaranty Agreement, dated as of April 18, 2011, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company and Fisher, LLC, as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC, as sole bookrunner and sole lead arranger, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent.